UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2017

Commission File Number
001-34581

Kraton Corporation
(Exact name of registrant as specified in its charter)

Delaware	20-0411521
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

15710 John F. Kennedy Blvd., Suite 300
Houston, TX 77032
(Address of principal executive offices, including zip code)
281-504-4700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Term Loan Amendment

On August 16, 2017, Kraton Corporation (the "Parent") and certain of its subsidiaries entered into a Fourth Amendment to Credit and Guarantee Agreement (the "Term Loan Amendment") relating to the Credit and Guarantee Agreement, dated as of January 6, 2016, among Kraton Polymers LLC (the "U.S. Borrower"), the Parent, certain subsidiaries of the Parent, as Guarantors, the Lenders party thereto from time to time, and Credit Suisse AG, Cayman Islands Branch, as Administrative Agent and Collateral Agent (as amended, the "Term Loan Facility"). J.P. Morgan, Deutsche Bank, Credit Suisse and Bank of America Merrill Lynch were joint lead arrangers and joint bookrunners for the transaction in connection with the Term Loan Amendment.

Pursuant to the Term Loan Amendment:

•Kraton Polymers Holdings B.V., a wholly-owned Dutch subsidiary of the Parent (the "Euro Borrower"), borrowed a new tranche of term loans denominated in Euros in an aggregate principal amount equal to €260 million (the "Euro Tranche") at an interest rate of EURIBOR plus 2.50%, the proceeds from which, along with available cash, were used to pay down a portion of the existing U.S. dollar denominated term loans under the Term Loan Facility (the "USD Tranche");

•The U.S. Borrower decreased the interest rate on the remaining approximately $520 million of term loans under the USD Tranche from LIBOR plus 4.00% to LIBOR plus 3.00%; and

•The maturity date of the Term Loan Facility remained unchanged and each tranche of term loans will mature on January 6, 2022.

The Term Loan Amendment reset the period during which a prepayment premium may be required for a "Repricing Event" (as defined in the Term Loan Facility) under each of the Euro Tranche and the USD Tranche until six months after the effective date of the Term Loan Amendment.

Subject to customary exceptions, pursuant to the Term Loan Amendment, obligations under the Euro Tranche are:

• Guaranteed by the Parent, certain wholly-owned domestic subsidiaries of the Parent, including the U.S. Borrower and other domestic subsidiaries of the Parent that guarantee the USD Tranche (together with the Parent and the U.S. Borrower, the "U.S. Guarantors"), and certain other Dutch subsidiaries of the Parent (together the "Dutch Guarantors"), including those Dutch subsidiaries that are also either a borrower or a guarantor under the Euro tranche facility under the Amended and Restated Loan, Security and Guarantee Agreement, dated as of January 6, 2016 (the "ABL Facility"); and

•Secured by a (i) a first-lien pledge of 100% of the equity interests held by the U.S. Guarantors in their respective first-tier domestic subsidiaries and 65% of the equity interests directly held by the U.S. Guarantors in their first-tier foreign subsidiaries, (ii) a first-priority security interest in substantially all tangible and intangible assets of the U.S. Guarantors, other than certain accounts, inventory, cash and other customary items that are pledged on first priority basis to secure the ABL Facility (the "ABL Priority Collateral"), (iii) a first-lien pledge of 100% of the equity interests in the Euro Borrower and the Dutch Guarantors, (iv) a first-lien pledge of any intercompany notes or instruments evidencing intercompany indebtedness owed to the Euro Borrower or the guarantors of the Euro Tranche that are not U.S. Guarantors and (v) a second-priority security interest in all of the ABL Priority Collateral.

ABL Amendment

In connection with the Term Loan Amendment, on August 16, 2017, the Parent and certain of its subsidiaries also entered into a First Amendment and Consent to the ABL Facility (the "ABL Amendment). The ABL Amendment provides, among other things, that any foreign subsidiary of the Parent that becomes a guarantor under the Euro Tranche will also become a guarantor under the Euro tranche facility of the ABL Facility.

The foregoing description does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Term Loan Amendment and the ABL Amendment, attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Certain Relationships

Certain lenders under each of the Term Loan Facility and ABL Facility have in the past engaged, and may in the future engage, in transactions with and perform services, including commercial banking, financial advisory and investment banking services, for the Parent, its subsidiaries, and their respective affiliates in the ordinary course of business for which they have received or will receive customary fees and expenses.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 above regarding the Term Loan Facility and the ABL Facility is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

On August 16, 2017, the Parent issued a press release announcing the consummation of the financial transactions described in Item 1.01 above. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description
10.1
Fourth Amendment to Credit and Guarantee Agreement, dated as of August 16, 2017, among Kraton Polymers LLC, as U.S. Borrower and Guarantor, Kraton Polymers Holdings B.V., as Euro Borrower, Kraton Corporation, as Parent, certain subsidiaries of Parent, as Guarantors, the Lenders party thereto from time to time and Credit Suisse AG, Cayman Islands Branch, as Administrative Agent.

10.2
First Amendment and Consent to Amended and Restated Loan, Security and Guarantee Agreement, dated as of August 16, 2017, by and among Kraton Corporation, as Parent, Kraton Polymers U.S. LLC, Kraton Chemical, LLC, and Kraton Polymers Nederland B.V., as Borrowers, certain other subsidiaries of the Parent, as Guarantors, the Lenders party thereto from time to time, and Bank of America, N.A., in its capacity as collateral agent, administrative agent and security trustee.

99.1	Press Release, dated August 16, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRATON CORPORATION

Date:	August 17, 2017	/s/ Stephen E. Tremblay
Stephen E. Tremblay
Executive Vice President and Chief Financial Officer

EXHIBITS

Exhibit No.	Description
10.1
Fourth Amendment to Credit and Guarantee Agreement, dated as of August 16, 2017, among Kraton Polymers LLC, as U.S. Borrower and Guarantor, Kraton Polymers Holdings B.V., as Euro Borrower, Kraton Corporation, as Parent, certain subsidiaries of Parent, as Guarantors, the Lenders party thereto from time to time and Credit Suisse AG, Cayman Islands Branch, as Administrative Agent.

10.2
First Amendment and Consent to Amended and Restated Loan, Security and Guarantee Agreement, dated as of August 16, 2017, by and among Kraton Corporation, as Parent, Kraton Polymers U.S. LLC, Kraton Chemical, LLC, and Kraton Polymers Nederland B.V., as Borrowers, certain other subsidiaries of the Parent, as Guarantors, the Lenders party thereto from time to time, and Bank of America, N.A., in its capacity as collateral agent, administrative agent and security trustee.

99.1	Press Release, dated August 16, 2017.